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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2001



                                -----------------


                             U.S. Laboratories, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-25339                  33-0586167
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

            7895 Convoy Street, Suite 18, San Diego, California     92111
               (Address of principal executive offices)           (Zip Code)


                              --------------------
       Registrant's telephone number, including area code: (858) 715-5800


                                       N/A
          (Former name or former address, if changed since last report)
                                -----------------

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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Effective October 31, 2001, U.S. Laboratories, Inc. (the "Company") completed its acquisition of the Robert W. Hunt Company ("RWHC"), a privately held Delaware corporation.

         Pursuant to the terms of a Stock Purchase Agreement, dated October 31, 2001 (which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by this reference), among the Company and all of the shareholders of RWHC (collectively, the "RWHC Shareholders") the Company acquired all of the outstanding stock of RWHC from the RWHC Shareholders. The total purchase price paid by the Company for the shares of RWHC was $13.0 million.

         Under the Stock Purchase Agreement, $9.0 million of the purchase price was paid to the RWHC Shareholders in cash at closing; $3.0 million of the purchase price consisted of promissory notes due in July 2002 delivered to the RWHC Shareholders at the closing and the Company will deliver shares of its common stock worth an aggregate of $1,000,000 (or at the election of the Company cash), plus accrued interest from the closing date, based on the average closing price of the Company's common stock on the Nasdaq National Market for the 20 days preceding the date on which the stock is to be delivered.

         To fund the purchase price for RWHC, the Company used a portion of its available cash and approximately $3.0 million borrowed under its existing revolving credit facility.

         RWHC is engaged in providing quality control services to the public infrastructure and energy markets. RWHC will continue these operations after the closing.


Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a) Financial Statements of Business Acquired and (b) Pro Forma Financial Information

                  At this time, it is impractical to file the required financial statements and pro forma financial information. Such data will be filed as soon as practical, but no later than 60 days after the date on which this Report on Form 8-K is required to be filed.

         (c) Exhibits

Exhibit No.       Description
-----------       -----------

    2.1 Stock Purchase Agreement, dated as of October 31, 2001, by and among U.S. Laboratories, Inc., Richard C. Robinson, Daniel C. Biank and Alfred L. Masden.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            U.S. LABORATORIES, INC.



                                            By: /s/ DONALD ALFORD
                                                --------------------------------
                                                Donald Alford
Date:    November 9, 2001                       Executive Vice President
                                                and Secretary


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

      2.1 Stock Purchase Agreement, dated as of October 31, 2001, by and among U.S. Laboratories, Inc., Richard C. Robinson, Daniel C. Biank and Alfred L. Masden.

                                       4